UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2023

STARGUIDE GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-237681	61-1817627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identifica-tion No.)

300 E 2nd St

Ste 1510PMB 5010

Reno, NV 89501

  (Address of Principal Executive Offices)

(702) 664-0097

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 20, 2023, the Company has announced the soft launch of ST Solutions, its full-service CRM (Customer Relationship Management) platform.

ST Solutions, which is located at www.ST-Solutions.online, provides businesses with software tools to handle its sales, marketing and operational needs, and is targeted at businesses in the software industry. It also comes with tools to assist businesses with lead generation.

With ST Solutions, the Company has entered the CRM SaaS (Software as a Service) market, and hopes to continue to grow its presence in this industry.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARGUIDE GROUP, INC.

Date: June 20, 2023	By:	/s/ Lu Mei Xian
Name: Lu Mei Xian
Title: President

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